UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2013

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

on behalf of

AMERICAN EXPRESS

ISSUANCE TRUST II

(as Depositor of the American Express Issuance Trust II)

(Exact Name of registrant as Specified in Charter)

Delaware	333-185503 333-185503-01	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street

31st Floor, Room 507C

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On December 19, 2013, American Express Issuance Trust II amended its (i) Series 2013-1 Indenture Supplement, dated as of March 21, 2013, (ii) Series 2013-A Indenture Supplement, dated as of July 18, 2013, and (iii) Series 2013-2 Indenture Supplement, dated as of September 24, 2013, to its Amended and Restated Indenture, dated as of March 12, 2013, with its Omnibus Amendment to Indenture Supplements, dated as of December 19, 2013. The Omnibus Amendment to Indenture Supplements is attached hereto as Exhibit 4.1.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Omnibus Amendment to Indenture Supplements, dated as of December 19, 2013, between American Express Issuance Trust II, as Issuer, and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC,

as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Omnibus Amendment to Indenture Supplements, dated as of December 19, 2013, between American Express Issuance Trust II, as Issuer, and The Bank of New York Mellon, as Indenture Trustee and Securities Intermediary.